STANDISH, AYER & WOOD INVESTMENT TRUST
                                One Boston Place
                           Boston, Massachusetts 02108

                            Certificate of Amendment


      The undersigned, being the Secretary of Standish, Ayer & Wood Investment Trust (the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1(b) and Section
9.3 of the Declaration of Trust, dated August 13, 1986, as amended (hereinafter, as so amended, referred to as the "Declaration of Trust"), and by the affirmative vote of a Majority of the Trustees at a meeting duly called and held on June 20 and 21, 2003, the Declaration of Trust is amended, effective July 1, 2003, to provide that the names of the following series of the Trust, as established by previous Certificates of Designation, are changed as follows:

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         Former Name of Series:                    New Name of Series:
--------------------------------------------------------------------------------
Standish Small Cap Growth Fund           The Boston Company Small Cap Growth
                                         Fund
--------------------------------------------------------------------------------
Standish Small Capitalization Equity     The Boston Company Small
Fund                                     Capitalization Equity Fund
--------------------------------------------------------------------------------
Standish International Equity Fund       The Boston Company International Core
                                         Equity Fund
--------------------------------------------------------------------------------
Standish Small Cap Tax-Sensitive Equity  The Boston Company Small Cap
Fund                                     Tax-Sensitive Equity Fund
--------------------------------------------------------------------------------
Standish Select Value Fund               The Boston Company Large Cap Core Fund
--------------------------------------------------------------------------------
Standish International Small Cap Fund    The Boston Company International Small
                                         Cap Fund
--------------------------------------------------------------------------------
Standish Small Cap Value Fund            The Boston Company Small Cap Value Fund
--------------------------------------------------------------------------------
Standish Massachusetts Intermediate Tax  Standish Mellon Massachusetts
Exempt Bond Fund                         Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Standish Intermediate Tax Exempt Bond    Standish Mellon Intermediate Tax
Fund                                     Exempt Bond Fund
--------------------------------------------------------------------------------
Standish International Fixed Income      Standish Mellon International Fixed
Fund                                     Income Fund
--------------------------------------------------------------------------------
Standish Fixed Income Fund               Standish Mellon Fixed Income Fund
--------------------------------------------------------------------------------

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Standish Fixed Income Asset Fund         Standish Mellon Fixed Income Asset Fund
--------------------------------------------------------------------------------
Standish Short-Term Asset Reserve Fund   Standish Mellon Short-Term Asset
                                         Reserve Fund
--------------------------------------------------------------------------------
Standish Global Fixed Income Fund        Standish Mellon Global Fixed Income
                                         Fund
--------------------------------------------------------------------------------
Standish Short-Term Fixed Income Fund    Standish Mellon Short-Term Fixed
                                         Income Fund
--------------------------------------------------------------------------------
Standish High Yield Bond Fund            Standish Mellon High Yield Bond Fund
--------------------------------------------------------------------------------
Standish International Fixed Income      Standish Mellon International Fixed
Fund II                                  Income Fund II
--------------------------------------------------------------------------------
Standish Investment Grade Bond Fund      Standish Mellon Investment Grade Bond
                                         Fund
--------------------------------------------------------------------------------
Standish Opportunistic Emerging Market   Standish Mellon Opportunistic Emerging
Debt Fund                                Market Debt Fund
--------------------------------------------------------------------------------
Standish Opportunistic High Yield Fund   Standish Mellon Opportunistic High
                                         Yield Fund
--------------------------------------------------------------------------------
Standish Crossover Bond Fund             Standish Mellon Crossover Bond Fund
--------------------------------------------------------------------------------
Standish Global Fixed Income Asset Fund  Standish Mellon Global Fixed Income
                                         Asset Fund
--------------------------------------------------------------------------------
Standish High Yield Asset Fund           Standish Mellon High Yield Asset Fund
--------------------------------------------------------------------------------

      The Trustees further direct that, upon the execution of this Certificate of Amendment, the Trust take all necessary action to file a copy of this Certificate of Amendment with the Secretary of State of The Commonwealth of Massachusetts and at any other place required by law or by the Declaration of Trust.

IN WITNESS WHEREOF, the undersigned has set her hand and seal this 1st day of July, 2003.

                                          By: /s/ Beverly E. Banfield
                                              -----------------------
                                          Name: Beverly E. Banfield
                                          Its:  Secretary


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